MAIRS & POWER FUNDS TRUST

Mairs & Power Growth Fund
Mairs & Power Balanced Fund
Mairs & Power Small Cap Fund

Supplement to Prospectus and Summary Prospectuses Dated April 30, 2013

Change in Lead Portfolio Manager (Mairs & Power Growth and Balanced Funds only)

As part of a succession plan established by Mairs and Power, Inc. (the “Adviser”), the investment adviser to the Mairs & Power Growth Fund (the “Growth Fund”) and the Mairs & Power Balanced Fund (the “Balanced Fund”), Mark L. Henneman has been named lead portfolio manager of the Growth Fund and Ronald L. Kaliebe has been named lead portfolio manager of the Balanced Fund, effective July 1, 2013.  William B. Frels, the lead portfolio manager of each Fund, will remain co-manager of the Funds.  Mr. Henneman has been co-manager of the Growth Fund since 2006 and Mr. Kaliebe has been co-manager of the Balanced Fund since 2006.

The Section entitled “Portfolio Management” in the summary section of the prospectus and the summary prospectus for the Growth Fund is deleted in its entirety and replaced by the following:

Portfolio Management
The Fund employs Mairs and Power, Inc. to manage the Fund’s investment portfolio.  Mark L. Henneman, lead portfolio manager of the Fund since July 1, 2013 and co-manager of the Fund since 2006, is Executive Vice President and Director of the Adviser.  William B. Frels, co-manager of the Fund from 1999 until 2004 and again since July 1, 2013 and the lead portfolio manager of the Fund from 2004 to July 1, 2013, is Chairman and Director of the Adviser.

The Section entitled “Portfolio Management” in the summary section of the prospectus and the summary prospectus for the Balanced Fund is deleted in its entirety and replaced by the following:

Portfolio Management
The Fund employs Mairs and Power, Inc. to manage the Fund’s investment portfolio.  Ronald L. Kaliebe, lead portfolio manager of the Fund since July 1, 2013 and co-manager of the Fund since 2006, is Vice President and Director of the Adviser.  William B. Frels, co-manager of the Fund since July 1, 2013 and the lead portfolio manager of the Fund from 1992 to July 1, 2013, is Chairman and Director of the Adviser.

The first three paragraphs under the Section entitled “Portfolio Managers” in the statutory prospectus are deleted in their entirety and replaced by the following:

Portfolio Managers
William B. Frels, Chairman and Director of the Adviser, has been co-manager of the Growth and Balanced Funds since July 1, 2013.  Prior to such date, he was primarily responsible for the day-to-day management of the Growth Fund since 2004 and the Balanced Fund since 1992.

Mark L. Henneman, Executive Vice President and Director of the Adviser, has been primarily responsible for the day-to-day management of the Growth Fund since July 1, 2013.  Prior to such date, he was co-manager of the Growth Fund since 2006.

Ronald L. Kaliebe, Vice President and Director of the Adviser, has been primarily responsible for the day-to-day management of the Balanced Fund since July 1, 2013.  Prior to such date, he was co-manager of the Balanced Fund since 2006.

Redemption Fee (Mairs & Power Small Cap Fund only)

The Board of Trustees has approved the imposition of a 1.00% redemption fee on shares of the Mairs & Power Small Cap Fund (the “Small Cap Fund”) held for 180 days or less.  The fee is designed to protect long-term shareholders from the negative effects of short-term trading activity (also known as “market timing”) by other shareholders.  Any redemption fees will be paid directly to the Small Cap Fund to offset the costs of short-term trading.  The redemption fee will become effective on September 3, 2013 and will apply to shareholders who redeem their shares on or before the 180th day from the date of purchase.  The redemption fee will not apply to Fund shares currently held by shareholders and purchased before September 3, 2013.

For purposes of applying the redemption fee, shares held the longest will be treated as being redeemed first.  The redemption fee does not apply to:

•	shares acquired as a result of reinvesting distributions.

•	shares redeemed in the case of death, disability or other hardship.

•	shares purchased through certain omnibus accounts or retirement plans that do not have the operational capability to impose the fee.

•	shares redeemed through the Systematic Withdrawal Plan.

•	shares redeemed for accounts established as Coverdell Education Savings Accounts.

In addition, the redemption fee may be waived in other limited circumstances deemed necessary by the Fund’s Chief Compliance Officer, in consultation with legal counsel, that do not indicate market-timing activity.  Any waivers authorized by the Chief Compliance Officer shall be reported to the Fund’s Board of Trustees at their next quarterly meeting.

The date of this Supplement is July 1, 2013.

Please keep this Supplement with your records.